Prospectus and Statement of Additional Information (SAI) Supplement*

November 12, 1997

Strategist Growth Fund, Inc. (Sept. 29, 1997)
S-6120 E (9/97) & S-6120-20 E (9/97)

The  "Investment   manager"  section  of  the  prospectus  and  the  "Investment
Management Services Agreement" section of the SAI are revised as follows:

The Investment Management Services Agreement fee schedule for Growth Trends Portfolio is:

Assets           Annual rate at
(billions)       each asset level

First  $ 1.0      0.600%
Next     1.0      0.575
Next     1.0      0.550
Next     3.0      0.525
Next     6.0      0.500
Over    12.0      0.490

















S-6120-1 (11/97) *Valid until next update.
Destroy Sept. 29, 1998                                        (recycle bug)